LEHMAN BROTHERS                                          Asset Backed Securities

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                               DERIVED INFORMATION
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                                     [LOGO]

                        GreenPoint Mortgage Funding, Inc.
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                            $[302,917,000] Securities
                    GreenPoint Home Equity Loan Trust 2001-1

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                       GreenPoint Mortgage Securities Inc.
                                    (Sponsor)

                        GreenPoint Mortgage Funding, Inc.
                              (Seller and Servicer)

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- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

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                    GreenPoint Home Equity Loan Trust 2001-1
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
- ---------------------------------------------------------------------------------------------------------------------
                                                      To Maturity
- ---------------------------------------------------------------------------------------------------------------------
                                                         Est.    Est. Prin.   Expected     Stated         Expected
               Approx.                        Tsy.       WAL      Window       Final       Final           Ratings
  Class          Size       Group    Type     BMark     (yrs)    (mos) (1)    Maturity    Maturity (1)  (S&P/Moody's)
A-1         $[196,116,000]   I     Flt - PT  1 m LI      2.57     1 - 155      3/2014       4/2027         AAA/Aaa
A-2         $[106,801,000]   II    Flt - PT  1 m LI      2.57     1 - 150     10/2013       4/2027         AAA/Aaa
- ---------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------
                                        To 10% Optional Redemption ("Call")
- ---------------------------------------------------------------------------------------------------------------------
                                                         Est.    Est. Prin.   Expected     Stated         Expected
               Approx.                        Tsy.       WAL      Window       Final       Final           Ratings
  Class          Size       Group    Type     BMark     (yrs)    (mos) (1)    Maturity    Maturity (1)  (S&P/Moody's)
A-1         $[196,116,000]   I     Flt - PT  1 m LI      2.38      1 - 73     5/2007        4/2027         AAA/Aaa
A-2         $[106,801,000]   II    Flt - PT  1 m LI      2.40      1 - 73     5/2007        4/2027         AAA/Aaa
- ---------------------------------------------------------------------------------------------------------------------

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                                  Pricing Speed
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Group I & II        40% CPR / 15% Constant Draw Rate ("CDR") for HELOC,
                    30% CPR for Closed-End loans
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(1)   The Stated Final Maturity Date with respect to a Class of Class A
      Securities is the date which is thirteen months after the date which is the latest possible maturity date of a Mortgage Loan in the related Pool which amortizes according to its terms. On the Stated Final Maturity Date, holders of such Class A Securities will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of such Class A Securities.

      Separate clean up calls exist for each group.

      The Sponsor may exercise its right to redeem either Class of Securities when the aggregate outstanding principal balance of the respective Class of Securities is equal to or less than 10% of the original principal balance of such Class of Securities.


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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

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                                Summary of Terms
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Issuer:                                GreenPoint Home Equity Loan Trust 2001-1

Seller and Master Servicer:            GreenPoint Mortgage Funding, Inc.

Sponsor:                               GreenPoint Mortgage Securities Inc.

Indenture Trustee:                     Bankers Trust Company

Owner Trustee                          Wilmington Trust Company

Rating Agencies:                       S&P and Moody's

Underwriter:                           Lehman Brothers

Expected Pricing Date:                 March [30], 2001

Expected Closing Date:                 April [13], 2001

Record Date:                           For Class A-1, the last business day
                                       immediately preceding the related payment date. For Class A-2, the last business day immediately preceding the related payment date.

Payment Date:                          15th of each month, or the next
                                       succeeding Business Date (First Payment
                                       Date: May 15, 2001)

Cut off Date:                          Close of business February 28, 2001

Delay Days:                            0 days

Day Count:                             Actual/360

Interest Accrual:                      Accrues from the last Payment Date (or in
                                       the case of the first Payment Date, the
                                       Closing Date) through the day preceding
                                       the current Payment Date

Clearing:                              DTC, Euroclear or Clearstream

Denomination:                          Minimum $1,000; increments of $1,000
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

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                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

SMMEA Eligibility:                     The Class A2 Securities are not expected
                                       to be SMMEA eligible

ERISA Eligibility:                     The Securities are expected to be ERISA
                                       eligible

Tax Structure:                         Indebtedness for Federal income tax
                                       purposes.

Credit Enhancement:                    Financial Guaranty Insurance Company
                                       ("FGIC") will unconditionally guarantee
                                       timely payments of interest and ultimate payment of principal on the Securities.

                                       Excess Cashflow, as described herein.

                                       Overcollateralization and Limited
                                       Crosscollateralization, as described
                                       herein.

                                       Residual Certificate, as described
                                       herein.

                                       Demand Note, as described herein.

                                       Reserve Fund, as described herein.

The Mortgage Loans:                    The loans will be divided into two loan
                                       groups. Loan Group I will include
                                       adjustable rate Home Equity Lines of
                                       Credit ("HELOC") and fixed rate Closed
                                       End Mortgages, all of which conform to
                                       certain loan origination standards with
                                       respect to loan balance and other items
                                       as of the date of origination set forth
                                       by Freddie Mac. Substantially all of the HELOCs and the Closed End Mortgages will be secured by second liens on the related property.

                                       Loan Group II will include adjustable
                                       rate Home Equity Lines of Credit
                                       ("HELOC") and fixed rate Closed End
                                       Mortgages which do not conform to the
                                       loan origination standards set forth by
                                       Freddie Mac. Substantially all of the
                                       HELOCs and the Closed End Mortgages will be secured by second liens on the related property.

                                       The Group I aggregate loan balance is
                                       approximately $[196] million.

                                       The Group II aggregate loan balance is
                                       approximately $[107] million.
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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

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                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Excess Cashflow:                       During the period from the Closing Date
                                       until the 18th Payment Date (the "Excess
                                       Spread Holiday"), only 50% of the
                                       cashflow generated by interest payments
                                       and remaining after covering losses for
                                       the related Pool and the related Payment
                                       Date ("Excess Cashflow") will be used as accelerated principal payments on the related Class of Notes to create overcollateralization until the specified level of overcollateralization (the
                                       "Specified Overcollateralization Amount") has been reached. After the Spread
                                       Holiday ends, 100% of Excess Cashflow
                                       generated by interest payments will be
                                       used as accelerated principal payments on the related Class A Notes until the Specified Overcollateralization Amount has been reached. The actual level of overcollateralization required on any date for either class of Class A Notes may decrease beginning on the payment date in November 2003.

                                       A Reserve Fund will be created in the
                                       name of the Trustee, which will be used
                                       to deposit Excess Cashflow until the
                                       Specified Overcollateralization Amount
                                       has been reached with respect to each
                                       pool.

                                       The Specified Overcollateralization
                                       Amount for any Payment Date and each
                                       Class of Notes will be determined by
                                       FGIC.

Excess Spread Holiday                  As described above, during the Excess
                                       Spread Holiday only, 50% of the Excess
                                       Cashflow will be available to make
                                       accelerated principal payments on each
                                       Payment Date. The remaining 50% of such
                                       Excess Cashflow is expected to be
                                       released to the holder of the Residual
                                       Certificate.

Overcollateralization and Limited      Certain Excess Cashflow will be applied
Crosscollateralization:                as a payment of principal on the related
                                       Class of Class A Securities on each
                                       Payment Date to maintain the
                                       Overcollateralization Amount for such
                                       Class, or to increase it to the Specified
                                       Overcollateralization Amount.

                                       The Indenture permits Excess Cashflow not
                                       required to maintain or achieve the
                                       Specified Overcollateralization Amount of
                                       the related Class of Class A Notes to
                                       fund certain deficiencies with respect to
                                       the other Class of Class A Notes or to be
                                       applied to the funding of the Reserve
                                       Fund. Amounts on deposit in the Reserve
                                       Fund may be withdrawn therefrom and
                                       applied to fund any Interest Payment
                                       Amount, any Overcollateralization Deficit
                                       (i.e., undercollateralization) or any
                                       Reimbursement Amount with respect to any
                                       Payment Date.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Demand Note:                           GreenPoint Bank will issue a Demand Note
                                       in favor of the Trust in an amount equal to 1.5% of the initial balance of the Notes. The Demand Note will remain outstanding until the earliest of (i) the date on which the aggregate principal balances of the notes are paid down to zero, (ii) the Distribution Date on which the Specified Overcollateralization
                                       Amount has been reached with respect to
                                       each pool, or (iii) the 24th Distribution
                                       Date.

                                       On each Payment Date that the Demand
                                       Notes is outstanding, the Trustee will
                                       demand payment from GreenPoint Bank to
                                       cover (i) interest shortfalls on the
                                       Securities (which amounts will not reduce the amount outstanding and/or the Demand
                                       Note), and (ii) any Overcollateralization
                                       Deficit (which amounts will not reduce
                                       the amount outstanding and/or the Demand
                                       Note). In addition, the Demand Note will also be subject to a "Make-Whole" provision on the 24th Payment Date to cover any Overcollateralization Amount deficiency existing on such Payment Date.

Subordination of the Residual          The certificate representing the residual
Certificate:                           beneficial ownership interest in the
                                       underlying pools of mortgage loans will
                                       be subordinated to payments due on the
                                       Class A Notes. This subordination
                                       provides credit enhancement to the Class
                                       A Notes.

Maximum Rate:                          The Maximum Rate with respect to each
                                       class of Notes is equal to the weighted
                                       average of the Loan Rates of the
                                       respective pool's Mortgage Loans,
                                       assuming each HELOC loan is fully
                                       indexed, net of the Servicing Fee Rate,
                                       the Trustee Fee Rate and any applicable
                                       Insurer rates.

Security Rates:                        Class A-1: the lesser of (a) 1 mo Libor +
                                       [ ]% prior to the Optional Redemption
                                       Date, and 1 mo Libor + [ ]% for any
                                       Payment Date thereafter, subject to a cap of [15.50%], (the "Formula Rate"), and
                                       (b) the Maximum Rate.

                                       Class A-2: the lesser of (a) 1 mo Libor +
                                       [ ]% prior to the Optional Redemption
                                       Date, and 1 mo Libor + [ ]% for any
                                       Payment Date thereafter, subject to a cap of [15.50%] (the "Formula Rate"), and
                                       (b), the Maximum Rate.

Deferred Interest:                     To the extent the respective Maximum Rate
  ("Catch-Up Interest")                is less than the respective Formula Rate
                                       on any Payment Date, the deficiency will
                                       be deferred ("Deferred Interest"). Such
                                       Deferred Interest will be reimbursed
                                       through distributions on following
                                       Payment Dates, to the extent of Available
                                       Funds as set forth under "Priority of
                                       Payments" in the offering documents. The
                                       insurance policy will not guarantee the
                                       payment of such Deferred Interest.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Amortization Periods:                  The allocation of principal collections
                                       is divided into two distinct periods: the Managed Amortization Period and the Rapid
                                       Amortization Period.

Managed Amortization Period:           Begins on the first Payment Date and ends
                                       on the earlier of the 60th Payment Date
                                       or the Payment Date which immediately
                                       precedes a Rapid Amortization Event.

Rapid Amortization Period:             Begins on the Payment Date immediately
                                       following the end of the Managed
                                       Amortization Period.

Optional Redemption:                   The sponsor may exercise its right to
                                       repurchase the mortgage loans with
                                       respect to a related group on any Payment
                                       Date on or after which the Principal
                                       Balance of the related class of Notes
                                       declines to 10% or less of the Principal
                                       Balance of that class of Notes as of the Closing Date. The right to repurchase is subject to certain conditions, including the consent of FGIC (if the redemption would result in a draw under the policy) and that no reimbursement be due to FGIC with respect to that class of Notes. If such an event occurs, holders of the related Class of Notes will receive a final distribution on such payment date.

Amendments to Credit Line Agreements:  The Servicer may change the terms of the
                                       Loan Agreements at any time provided that such changes (i) do not adversely affect the interest of the Securityholders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the Credit Limit of the related HELOC Mortgage Loan or reductions to the Margin for such HELOC Mortgage Loan.

Optional Removal of Mortgage           On any Payment Date the Trust may
Loans by the Trust:                    designate for removal certain Mortgage
                                       Loans from either Pool without notice to
                                       the related Noteholders, subject to the
                                       following conditions as specified in the
                                       Sale and Servicing Agreement:
                                       (a)   The Overcollateralization amount
                                             with respect to the related Pool
                                             exceeds the related Specified
                                             Overcollateralization Amount,
                                       (b)   The Trust shall have delivered to
                                             the Trustee a Mortgage Loan
                                             Schedule containing a list of all
                                             Mortgage Loans remaining after such
                                             removal,
                                       (c)   The Trust shall represent and
                                             warrant that the removal of
                                             accounts is random and not selected
                                             adversely to the interests of the
                                             Noteholders or the Insurer,
                                       (d)   The Rating Agencies shall have been
                                             notified of the proposed removal,
                                             and in writing, notified the
                                             Trustee and the Insurer that such
                                             removal would not result in a
                                             reduction or withdrawal of ratings
                                             assigned to the related Class A
                                             Notes without regard to the policy,
                                       (e)   The proposed removal shall not
                                             cause a Rapid Amortization Event to
                                             occur,
                                       (f)   A Rapid Amortization Event shall
                                             not have occurred, and
                                       (g)   The Trust shall have delivered to
                                             the Trustee and the Insurer an
                                             officer's certificate conforming
                                             the conditions set forth above.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Principal:                             Excluding any Rapid Amortization Events,
                                       the allocation of principal collections
                                       to the Securities are divided into two
                                       distinct periods: the Managed
                                       Amortization Period and the Rapid
                                       Amortization Period.

                                       With respect to each Payment Date and
                                       Class of Securities, holders of
                                       Securities with respect to a group of
                                       mortgage loans will receive the
                                       "Principal Payment Amount," which shall
                                       equal the positive difference of (a) the Maximum Principal Payment and (b) the amount by which the overcollateralization amount exceeds the Specified
                                       Overcollateralization (the
                                       "Overcollateralization Reduction
                                       Amount"), if any, in each case, with
                                       respect to such Payment Date and such
                                       Class.

                                         (A) During the Managed Amortization
                                             Period, the "Maximum Principal
                                             Payment" shall equal the "Net
                                             Principal Collections" with respect
                                             to such Payment Date and Loan
                                             Group.

                                         (B) During the Rapid Amortization
                                             Period, the "Maximum Principal
                                             Payment" shall equal the Principal
                                             Collections with respect to such
                                             Payment Date and Loan Group.

                                         (C) "Net Principal Collections" shall
                                             equal the positive difference of
                                             (x) the Principal Collections with
                                             respect to such Payment Date and
                                             such Pool and (y) the aggregate
                                             principal amount of all Additional
                                             Balances (draws upon home equity
                                             lines of credit mortgage loans)
                                             with respect to such Pool arising
                                             during the Collection Period
                                             related to such Payment Date.

Accelerated Principal:                 With respect to each Class of Class A
                                       Securities and the related Pool, on any
                                       Payment Date where Excess Cashflow
                                       exists, all or a portion of such amount
                                       will be distributed to pay the principal
                                       balance of that Class to the extent
                                       required to increase the
                                       Overcollateralization Amount to the
                                       related Specified Overcollateralization
                                       Amount applicable to such Payment Date.
                                       The amount of such Excess Cashflow so
                                       applied will be limited during the Excess
                                       Spread Holiday.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Rapid Amortization Event:              (i)   The failure of the Trust, the
                                             Company, the Sponsor or the
                                             Servicer to make certain required
                                             payments within two Business Days
                                             after notification, or to observe
                                             or perform certain other covenants
                                             which continue unremedied for a
                                             period of 60 days after written
                                             notification;

                                       (ii)  The failure of the Trust, the
                                             Company, the Servicer, or the
                                             Sponsor to remedy the breach of
                                             certain representations and
                                             warranties within 60 days of
                                             written notice, provided that with
                                             respect to any representation or
                                             warranty for a Mortgage Loan in the
                                             related pool purchased during such
                                             period (or within an additional 60
                                             days with the consent of the
                                             Trustee and the Insurer), a Rapid
                                             Amortization Event shall not be
                                             deemed to occur;

                                       (iii) The occurrence of certain events of
                                             bankruptcy, insolvency or
                                             receivership relating to the
                                             Sponsor, the Company or the Trust;

                                       (iv)  The Trust becomes subject to
                                             regulation as an "investment
                                             company," as such term is defined
                                             in the Investment Company Act of
                                             1940;

                                       (v)   Aggregate cumulative principal
                                             balance of draws of either group
                                             under the Policy exceeds 1% of the
                                             related Pool Balance as of the
                                             Cut-Off Date; and

                                       (vi)  A default in the payment of any
                                             interest, principal, or installment
                                             of pricipal on the related
                                             Securities, either and such default
                                             continues for a period of five
                                             Business Days.

                                       The occurrence of a Rapid Amortization
                                       Event with respect to a Class of Class A
                                       Notes will not cause a Rapid Amortization
                                       Event with repsect to the other Class of
                                       Class A Notes unless the same event of
                                       circumstance is a Rapid Amortization
                                       Event with respect to both Classes.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                          Summary of Terms (Continued)
- --------------------------------------------------------------------------------

Servicing:                            The Servicer:

                                       (1)   pays all out-of-pocket expenses to
                                             service these loans; and

                                       (2)   will receive all assumption fees,
                                             late payment charges and other fees
                                             and charges, to the extent
                                             collected from borrowers, as
                                             additional servicing compensation.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

                     Weighted Average Life (1) and Maturity
         Sensitivity of the Securities to Payments and Draws (continued)
                           (Assumes 10% Clean Up Call)

      Prepayment Speeds (expressed as %CPR for HELOCs and Closed-End Loans)

- -----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1
- -----------------------------------------------------------------------------------------------------------------------------------
    % CPR HELOC                      25%                                    30%                                 40%
- -----------------------------------------------------------------------------------------------------------------------------------
 % CPR Closed End                    10%                                    20%                                 30%
- -----------------------------------------------------------------------------------------------------------------------------------
Constant Draw Rate                 Window     Expected                    Window     Expected                 Window     Expected
     (% CDR)         WAL (yrs)    (months)   Final Mat.    WAL (yrs)     (months)   Final Mat.   WAL (yrs)   (months)   Final Mat.
- ------------------   ---------    --------   ----------    ---------     --------   ----------   ---------   --------   ----------
       10%                4.57    1 - 135      7/15/12          3.28     1 - 99       7/15/09         2.12    1 - 67     11/15/06
       15%                5.43    1 - 150     10/15/13          3.82     1 - 109      5/15/10         2.38    1 - 73      5/15/07
       20%                6.77    1 - 179      3/15/16          4.58     1 - 124      8/15/11         2.73    1 - 81      1/15/08
- -----------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
CLASS A-1
- --------------------------------------------------------------------------------------------------
    % CPR HELOC                          45%                                 50%
- --------------------------------------------------------------------------------------------------
 % CPR Closed End                        40%                                 50%
- --------------------------------------------------------------------------------------------------
Constant Draw Rate                   Window       Expected                  Window       Expected
     (% CDR)          WAL (yrs)     (months)     Final Mat.   WAL (yrs)    (months)     Final Mat.
- ------------------    ---------     --------     ----------   ---------    --------     ----------
       10%                 1.70       1 - 55      11/15/05         1.38     1 - 45        1/15/05
       15%                 1.90       1 - 61      5/15/06          1.52     1 - 50        6/15/05
       20%                 2.14       1 - 67      11/15/06         1.69     1 - 55       11/15/05
- --------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
CLASS A-2
- -----------------------------------------------------------------------------------------------------------------------------------
    % CPR HELOC                      25%                                   30%                                   40%
- -----------------------------------------------------------------------------------------------------------------------------------
  % CPR Closed End                   10%                                   20%                                   30%
- -----------------------------------------------------------------------------------------------------------------------------------
Constant Draw Rate                 Window      Expected                   Window     Expected                   Window     Expected
       (% CDR)        WAL (yrs)   (months)    Final Mat.     WAL (yrs)   (months)   Final Mat.     WAL (yrs)   (months)   Final Mat
- ------------------    ---------   --------    ----------     ---------   --------   ----------     ---------   --------   ---------
         10%               4.27    1 - 123      7/15/11           3.24    1 - 96      4/15/09           2.10    1 - 66     10/15/06
         15%               5.18    1 - 138     10/15/12           3.83    1 - 107     3/15/10           2.40    1 - 73      5/15/07
         20%               6.51    1 - 161      9/15/14           4.65    1 - 120     4/15/11           2.79    1 - 81      1/15/08
- -----------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------
CLASS A-2
- -------------------------------------------------------------------------------------------------------
    % CPR HELOC                         45%                                        50%
- -------------------------------------------------------------------------------------------------------
  % CPR Closed End                      40%                                        50%
- -------------------------------------------------------------------------------------------------------
Constant Draw Rate                    Window       Expected                      Window       Expected
       (% CDR)         WAL (yrs)     (months)     Final Mat.      WAL (yrs)     (months)     Final Mat.
- ------------------     ---------     --------     ----------      ---------     --------     ----------
         10%                1.72       1 - 56      12/15/05            1.42       1 - 46      2/15/05
         15%                1.94       1 - 62       6/15/06            1.58       1 - 51      7/15/05
         20%                2.22       1 - 68      12/15/06            1.79       1 - 58      2/15/06
- -------------------------------------------------------------------------------------------------------

(1) The weighted average life of each of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance.

      Assuming a settlement date of April 13, 2001.


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

                     Weighted Average Life (1) and Maturity
           Sensitivity of the Notes to Payments and Draws (continued)

                           (Assumes No Clean Up Call)

    Prepayment Speeds (expressed as %CPR for HELOCs and for Closed-End Loans)

- -----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1
- -----------------------------------------------------------------------------------------------------------------------------------
     % CPR HELOC                          25%                                30%                                40%
- -----------------------------------------------------------------------------------------------------------------------------------
  % CPR Closed End                        10%                                20%                                30%
- -----------------------------------------------------------------------------------------------------------------------------------
  Constant Draw Rate                    Window    Expected                  Window     Expected                Window     Expected
       (% CDR)             WAL (yrs)   (months)  Final Mat.   WAL (yrs)    (months)   Final Mat.   WAL (yrs)  (months)   Final Mat.
- --------------------       ---------   --------  ----------   ---------    --------   ----------   ---------  --------   ----------
           10%                  4.81    1 - 209    9/15/18         3.54     1 - 178     2/15/16         2.30   1 - 146     6/15/13
           15%                  5.65    1 - 245    9/15/21         4.08     1 - 198    10/15/17         2.57   1 - 155     3/15/14
           20%                  6.92    1 - 282   10/15/24         4.86     1 - 228     4/15/20         2.92   1 - 169     5/15/15
- -----------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------
CLASS A-1
- ---------------------------------------------------------------------------------------------------
     % CPR HELOC                            45%                                  50%
- ---------------------------------------------------------------------------------------------------
  % CPR Closed End                          40%                                  50%
- ---------------------------------------------------------------------------------------------------
  Constant Draw Rate                      Window     Expected                  Window     Expected
       (% CDR)               WAL (yrs)   (months)   Final Mat.    WAL (yrs)   (months)   Final Mat.
- --------------------         ---------   --------   ----------    ---------   --------   ----------
           10%                    1.85    1 - 119     3/15/11          1.51    1 - 100    8/15/09
           15%                    2.04    1 - 126    10/15/11          1.65    1 - 106    2/15/10
           20%                    2.29    1 - 136     8/15/12          1.83    1 - 113    9/15/10
- ---------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
CLASS A-2
- -----------------------------------------------------------------------------------------------------------------------------------
     % CPR HELOC                          25%                                30%                                40%
- -----------------------------------------------------------------------------------------------------------------------------------
  % CPR Closed End                        10%                                20%                                30%
- -----------------------------------------------------------------------------------------------------------------------------------
 Constant Draw Rate                     Window    Expected                  Window     Expected                Window     Expected
        (% CDR)            WAL (yrs)   (months)  Final Mat.   WAL (yrs)    (months)   Final Mat.   WAL (yrs)  (months)   Final Mat.
- -------------------        ---------   --------  ----------   ---------    --------   ----------   ---------  --------   ----------
           10%                  4.53    1 - 191    3/15/17         3.48     1 - 178     2/15/16         2.27   1 - 141     1/15/13
           15%                  5.43    1 - 227    3/15/20         4.08     1 - 184     8/15/16         2.57   1 - 150    10/15/13
           20%                  6.72    1 - 265    5/15/23         4.91     1 - 214     2/15/19         2.96   1 - 162    10/15/14
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------
CLASS A-2
- -----------------------------------------------------------------------------------------------
     % CPR HELOC                        45%                                  50%
- -----------------------------------------------------------------------------------------------
  % CPR Closed End                      40%                                  50%
- -----------------------------------------------------------------------------------------------
 Constant Draw Rate                   Window     Expected                  Window     Expected
        (% CDR)          WAL (yrs)   (months)   Final Mat.    WAL (yrs)   (months)   Final Mat.
- -------------------      ---------   --------   ----------    ---------   --------   ----------
           10%                1.86    1 - 118    2/15/11           1.55    1 - 101    9/15/09
           15%                2.08    1 - 125    9/15/11           1.71    1 - 107    3/15/10
           20%                2.36    1 - 134    6/15/12           1.92    1 - 113    9/15/10
- -----------------------------------------------------------------------------------------------

(1) The weighted average life of each of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance.

      Assuming a settlement date of April 13, 2001.


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

                          Group I Maximum Rate Schedule
         Assuming the Pricing Speed with the Prime Rate equal to 8.00%, and interest accrues on a 30/360 basis.

- ---------------------------------               ------------------------------
   Period        Maximum Rate (%)               Period        Maximum Rate (%)
- ---------------------------------               ------------------------------
        1                 10.393                    31                 10.380
- ---------------------------------               ------------------------------
        2                 10.393                    32                 10.379
- ---------------------------------               ------------------------------
        3                 10.393                    33                 10.379
- ---------------------------------               ------------------------------
        4                 10.392                    34                 10.378
- ---------------------------------               ------------------------------
        5                 10.392                    35                 10.378
- ---------------------------------               ------------------------------
        6                 10.391                    36                 10.377
- ---------------------------------               ------------------------------
        7                 10.391                    37                 10.377
- ---------------------------------               ------------------------------
        8                 10.391                    38                 10.376
- ---------------------------------               ------------------------------
        9                 10.390                    39                 10.376
- ---------------------------------               ------------------------------
       10                 10.390                    40                 10.375
- ---------------------------------               ------------------------------
       11                 10.389                    41                 10.375
- ---------------------------------               ------------------------------
       12                 10.389                    42                 10.374
- ---------------------------------               ------------------------------
       13                 10.388                    43                 10.374
- ---------------------------------               ------------------------------
       14                 10.388                    44                 10.373
- ---------------------------------               ------------------------------
       15                 10.387                    45                 10.373
- ---------------------------------               ------------------------------
       16                 10.387                    46                 10.372
- ---------------------------------               ------------------------------
       17                 10.386                    47                 10.371
- ---------------------------------               ------------------------------
       18                 10.386                    48                 10.371
- ---------------------------------               ------------------------------
       19                 10.386                    49                 10.370
- ---------------------------------               ------------------------------
       20                 10.385                    50                 10.370
- ---------------------------------               ------------------------------
       21                 10.385                    51                 10.369
- ---------------------------------               ------------------------------
       22                 10.384                    52                 10.369
- ---------------------------------               ------------------------------
       23                 10.384                    53                 10.368
- ---------------------------------               ------------------------------
       24                 10.383                    54                 10.368
- ---------------------------------               ------------------------------
       25                 10.383                    55                 10.367
- ---------------------------------               ------------------------------
       26                 10.382                    56                 10.367
- ---------------------------------               ------------------------------
       27                 10.382                    57                 10.366
- ---------------------------------               ------------------------------
       28                 10.381                    58                 10.365
- ---------------------------------               ------------------------------
       29                 10.381                    59                 10.365
- ---------------------------------               ------------------------------
       30                 10.380                    60                 10.364
- ---------------------------------               ------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

                         Group II Maximum Rate Schedule
         Assuming the Pricing Speed with the Prime Rate equal to 8.00%, and interest accrues on a 30/360 basis.

- --------------------------------             ----------------------------------
   Period       Maximum Rate (%)                Period       Maximum Rate (%)
- --------------------------------             ----------------------------------
        1                10.485                     31                10.481
- --------------------------------             ----------------------------------
        2                10.485                     32                10.481
- --------------------------------             ----------------------------------
        3                10.485                     33                10.481
- --------------------------------             ----------------------------------
        4                10.484                     34                10.481
- --------------------------------             ----------------------------------
        5                10.484                     35                10.480
- --------------------------------             ----------------------------------
        6                10.484                     36                10.480
- --------------------------------             ----------------------------------
        7                10.484                     37                10.480
- --------------------------------             ----------------------------------
        8                10.484                     38                10.480
- --------------------------------             ----------------------------------
        9                10.484                     39                10.480
- --------------------------------             ----------------------------------
       10                10.484                     40                10.480
- --------------------------------             ----------------------------------
       11                10.484                     41                10.480
- --------------------------------             ----------------------------------
       12                10.483                     42                10.479
- --------------------------------             ----------------------------------
       13                10.483                     43                10.479
- --------------------------------             ----------------------------------
       14                10.483                     44                10.479
- --------------------------------             ----------------------------------
       15                10.483                     45                10.479
- --------------------------------             ----------------------------------
       16                10.483                     46                10.479
- --------------------------------             ----------------------------------
       17                10.483                     47                10.479
- --------------------------------             ----------------------------------
       18                10.483                     48                10.479
- --------------------------------             ----------------------------------
       19                10.483                     49                10.478
- --------------------------------             ----------------------------------
       20                10.482                     50                10.478
- --------------------------------             ----------------------------------
       21                10.482                     51                10.478
- --------------------------------             ----------------------------------
       22                10.482                     52                10.478
- --------------------------------             ----------------------------------
       23                10.482                     53                10.478
- --------------------------------             ----------------------------------
       24                10.482                     54                10.478
- --------------------------------             ----------------------------------
       25                10.482                     55                10.478
- --------------------------------             ----------------------------------
       26                10.482                     56                10.477
- --------------------------------             ----------------------------------
       27                10.481                     57                10.477
- --------------------------------             ----------------------------------
       28                10.481                     58                10.477
- --------------------------------             ----------------------------------
       29                10.481                     59                10.477
- --------------------------------             ----------------------------------
       30                10.481                     60                10.476
- --------------------------------             ----------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
Collateral statistics for the Initial Group I Conforming HELOC / Closed End FRMs
                         Are listed below as of 2/28/01
- --------------------------------------------------------------------------------
Total Number of Loans                           4,427

Total Outstanding Loan Balance        $196,116,648.34

HELOC % / Closed End %                81.35% / 18.65%

Balloon % - Closed End                         56.86%

Average Drawn Amount - HELOC               $44,266.07        $0.00 - $136,437.74

Average Credit Limit - HELOC               $57,970.24    $5,000.00 - $180,000.00

WA Credit Utilization Ratio - HELOC            76.36%           0.000% - 100.00%

Current Overall WA Coupon                       7.47%           5.375% - 15.250%

Fully Indexed Overall WA Coupon                10.28%

WA Coupon - Closed End                         12.29%

WA Margin                                       2.81%              0.00% - 6.00%

Life Cap - HELOC                               18.00%

WA Months to Next Rate Adjustment                   2

WA Loan Age (months)                                1                      0 - 8

WA Remaining Term (months)                        197                  172 - 300

WA CLTV                                        82.93%            6.45% - 100.15%

WA FICO                                           697                  600 - 814

WA Junior Mortgage Ratio                       22.36%            2.83% - 100.00%

Lien Position (first/second)           1.03% / 98.97%

Property Type

       Single Family                           69.02%
       PUD                                     16.53%
       Condo                                    8.49%
       2 Family                                 2.99%
       3 Family                                 1.36%
       4 Family                                 0.84%
       MH                                       0.78%

Occupancy Status

       Owner-Occupied                          99.70%
       Investment                               0.26%
       Second Home                              0.04%
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
Collateral statistics for the Initial Group I Conforming HELOC / Closed End FRMs
                                   (Continued)
- --------------------------------------------------------------------------------
Loan Documentation
       Limited                                                   67.02%
       Full                                                      29.76%
       No Ratio                                                   3.09%
       No Income/No Asset                                         0.13%
       No Income Verification                                     0.01%
Loan Purpose
       Cash Out Refinance                                        71.60%
       Purchase                                                  26.22%
       Rate/Term Refinance                                        2.18%
Geographic Distribution
other states account individually for less than        CA        72.22%
5% of pool balance
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                            Product - Mortgage Loans
- --------------------------------------------------------------------------------
                Mortgage                                           % of Pool
                  Loans          Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
Heloc              3,604               159,534,925.02                     81.35
Closed End           823                36,581,723.32                     18.65
- --------------------------------------------------------------------------------
Total:             4,427               196,116,648.34                    100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                 Outstanding Principal Balances - Mortgage Loans
- --------------------------------------------------------------------------------
($)                        Mortgage                             % of Pool
                            Loans     Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
0                                57                      0                 0.00
0.01 - 2,500.00                 112             120,974.19                 0.06
2,500.01 - 5,000.00              44             164,282.12                 0.08
5,000.01 - 7,500.00              38             238,181.96                 0.12
7,500.01 - 10,000.00             92             872,392.43                 0.44
10,000.01 - 15,000.00           245           3,142,711.06                 1.60
15,000.01 - 20,000.00           282           5,013,631.73                 2.56
20,000.01 - 30,000.00           799          20,269,068.76                10.34
30,000.01 - 40,000.00           647          22,538,024.11                11.49
40,000.01 - 50,000.00           710          32,787,164.12                16.72
50,000.01 - 60,000.00           327          18,224,472.65                 9.29
60,000.01 - 70,000.00           260          16,900,134.99                 8.62
70,000.01 - 80,000.00           220          16,510,679.76                 8.42
80,000.01 - 90,000.00           160          13,590,210.74                 6.93
90,000.01 - 100,000.00          268          26,220,929.05                13.37
100,000.01 - 150,000.00         166          19,523,790.67                 9.96
- --------------------------------------------------------------------------------
Total:                        4,427         196,116,648.34               100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                       Current Loan Rates - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                   Mortgage                                  % of Pool
                        Loans      Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
5.001 - 5.500                1                99,144.02                   0.05
5.501 - 6.000            3,306           147,799,642.24                  75.36
6.001 - 6.500                2                61,569.30                   0.03
8.001 - 8.500                1                19,740.10                   0.01
8.501 - 9.000               11               316,935.69                   0.16
9.001 - 9.500               22               810,109.45                   0.41
9.501 - 10.000              39             1,277,026.14                   0.65
10.001 - 10.500             65             2,517,604.84                   1.28
10.501 - 11.000             86             3,893,327.90                   1.99
11.001 - 11.500             97             4,160,194.06                   2.12
11.501 - 12.000             93             4,116,681.59                   2.10
12.001 - 12.500            177             7,666,447.46                   3.91
12.501 - 13.000            190             8,100,216.65                   4.13
13.001 - 13.500            162             6,411,113.08                   3.27
13.501 - 14.000            118             5,946,478.39                   3.03
14.001 - 14.500             47             2,393,130.71                   1.22
14.501 - 15.000              9               435,486.72                   0.22
15.001 - 15.500              1                91,800.00                   0.05
- --------------------------------------------------------------------------------
Total:                   4,427           196,116,648.34                 100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Original Terms - Mortgage Loans
- --------------------------------------------------------------------------------
(months)              Mortgage                                    % of Pool
                       Loans      Principal Balance ($)       Principal Balance
- --------------------------------------------------------------------------------
180                     3,674           165,829,111.38                    84.56
300                       753            30,287,536.96                    15.44
- --------------------------------------------------------------------------------
Total:                  4,427           196,116,648.34                   100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             Months Remaining to Scheduled Maturity - Mortgage Loans
- --------------------------------------------------------------------------------
(months)             Mortgage                                     % of Pool
                      Loans       Principal Balance ($)       Principal Balance
- --------------------------------------------------------------------------------
169 - 180              3,674            165,829,111.38                    84.56
289 - 300                753             30,287,536.96                    15.44
- --------------------------------------------------------------------------------
Total:                 4,427            196,116,648.34                   100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                            Loan Age - Mortgage Loans
- --------------------------------------------------------------------------------
(months)              Mortgage                                    % of Pool
                        Loans      Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
0                        1,503            65,189,807.38                   33.24
1 - 12                   2,924           130,926,840.96                   66.76
- --------------------------------------------------------------------------------
Total:                   4,427           196,116,648.34                  100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                  Combined Loan-to-Value Ratio - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                      Mortgage                                  % of Pool
                           Loans     Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
5.01 - 10.00                   2                66,718.64                   0.03
10.01 - 15.00                  8               314,137.98                   0.16
15.01 - 20.00                  7               158,519.63                   0.08
20.01 - 25.00                 13               455,602.18                   0.23
25.01 - 30.00                 14               619,190.68                   0.32
30.01 - 35.00                 21               586,958.11                   0.30
35.01 - 40.00                 21             1,021,861.64                   0.52
40.01 - 45.00                 43             1,783,975.84                   0.91
45.01 - 50.00                 56             2,165,224.97                   1.10
50.01 - 55.00                 65             2,696,021.06                   1.37
55.01 - 60.00                 88             3,852,178.33                   1.96
60.01 - 65.00                127             5,538,867.21                   2.82
65.01 - 70.00                214            10,297,396.23                   5.25
70.01 - 75.00                271            14,144,328.54                   7.21
75.01 - 80.00                645            31,091,446.92                  15.85
80.01 - 85.00                370            16,094,043.28                   8.21
85.01 - 90.00              1,097            46,464,516.99                  23.69
90.01 - 95.00              1,116            48,145,113.12                  24.55
95.01 - 100.00               248            10,568,746.99                   5.39
100.01 - 105.00                1                51,800.00                   0.03
- --------------------------------------------------------------------------------
Total:                     4,427           196,116,648.34                 100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Lien Position - Mortgage Loans
- --------------------------------------------------------------------------------
                     Mortgage                                    % of Pool
                       Loans       Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
1st Lien                   56              2,021,355.27                    1.03
2nd Lien                4,371            194,095,293.07                   98.97
- --------------------------------------------------------------------------------
Total:                  4,427            196,116,648.34                  100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
               Junior Mortgage Ratio - Second Lien Mortgage Loans
- --------------------------------------------------------------------------------
(%)                   Mortgage                                     % of Pool
                        Loans       Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
0.001 - 5.000               21                399,493.48                    0.21
5.001 - 10.000             256              6,950,384.74                    3.58
10.001 - 15.000            956             34,808,023.41                   17.93
15.001 - 20.000          1,365             58,054,235.96                   29.91
20.001 - 25.000            706             32,712,822.74                   16.85
25.001 - 30.000            402             21,154,414.07                   10.90
30.001 - 35.000            282             16,246,698.38                    8.37
35.001 - 40.000            153              9,275,877.43                    4.78
40.001 - 45.000            102              6,578,646.63                    3.39
45.001 - 50.000             47              3,048,345.03                    1.57
50.001 - 55.000             37              2,806,096.07                    1.45
55.001 - 60.000             12                712,977.00                    0.37
60.001 - 65.000             13                428,250.90                    0.22
65.001 - 70.000              6                413,923.86                    0.21
70.001 - 75.000              2                 75,105.00                    0.04
75.001 - 80.000              1                  1,335.00                    0.00
80.001 - 85.000              5                254,185.11                    0.13
90.001 - 95.000              2                 15,792.00                    0.01
95.001 - 100.000             3                158,686.26                    0.08
- --------------------------------------------------------------------------------
Total:                   4,371            194,095,293.07                  100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                      Credit Limits - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
($)                      Mortgage                                  % of Pool
                           Loans      Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
0.01 - 10,000.00               32              306,832.95                  0.19
10,000.01 - 20,000.00         254            3,729,767.35                  2.34
20,000.01 - 30,000.00         492           11,066,647.04                  6.94
30,000.01 - 40,000.00         455           13,781,717.82                  8.64
40,000.01 - 50,000.00         773           27,817,247.50                 17.44
50,000.01 - 60,000.00         221           10,893,948.70                  6.83
60,000.01 - 70,000.00         205           11,100,127.54                  6.96
70,000.01 - 80,000.00         248           13,881,157.28                  8.70
80,000.01 - 90,000.00         139           10,078,020.58                  6.32
90,000.01 - 100,000.00        596           37,449,477.08                 23.47
100,000.01 - 150,000.00       188           19,306,977.01                 12.10
150,000.01 - 200,000.00         1              123,004.17                  0.08
- --------------------------------------------------------------------------------
Total:                      3,604          159,534,925.02                100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              Credit Limit Utilization Rates - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
(%)                    Mortgage                              % of Pool
                         Loans      Principal Balance ($)   Principal Balance
- --------------------------------------------------------------------------------
0.000 - 10.000              215               349,817.28                   0.22
10.001 - 20.000              81               839,428.36                   0.53
20.001 - 30.000             106             2,008,209.49                   1.26
30.001 - 40.000             120             2,739,511.08                   1.72
40.001 - 50.000             152             4,513,739.23                   2.83
50.001 - 60.000             146             5,063,229.30                   3.17
60.001 - 70.000             185             7,635,763.74                   4.79
70.001 - 80.000             168             7,922,999.68                   4.97
80.001 - 90.000             166             8,953,917.28                   5.61
90.001 - 100.000          2,265           119,508,309.58                  74.91
- --------------------------------------------------------------------------------
Total:                    3,604           159,534,925.02                 100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Margins - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
(%)                   Mortgage                                       % of Pool
                        Loans      Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
0                          671            28,495,079.78                   17.86
0.001 - 0.250               11               412,703.59                    0.26
0.251 - 0.500               84             3,700,221.43                    2.32
0.501 - 0.750                8               287,012.82                    0.18
0.751 - 1.000              128             4,566,362.73                    2.86
1.001 - 1.250               70             1,763,105.56                    1.11
1.251 - 1.500               74             2,962,977.45                    1.86
1.501 - 1.750               79             3,197,641.06                    2.00
1.751 - 2.000               58             3,100,003.50                    1.94
2.001 - 2.250               93             3,776,046.45                    2.37
2.251 - 2.500              122             7,367,501.98                    4.62
2.501 - 2.750              154             5,549,791.75                    3.48
2.751 - 3.000              210            10,364,270.18                    6.50
3.001 - 3.250              197             7,607,660.08                    4.77
3.251 - 3.500              193             7,575,490.22                    4.75
3.501 - 3.750              367            15,708,671.43                    9.85
3.751 - 4.000              117             4,998,467.96                    3.13
4.001 - 4.250              442            21,802,421.35                   13.67
4.251 - 4.500               92             4,934,974.79                    3.09
4.501 - 4.750              305            15,043,468.63                    9.43
4.751 - 5.000               59             2,856,004.34                    1.79
5.001 - 5.250               53             2,361,123.96                    1.48
5.251 - 5.500                8               537,893.82                    0.34
5.501 - 5.750                7               430,300.88                    0.27
5.751 - 6.000                2               135,729.28                    0.09
- --------------------------------------------------------------------------------
Total:                   3,604           159,534,925.02                  100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities


- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------
                             States - Mortgage Loans
- --------------------------------------------------------------------------------
                 Mortgage                                         % of Pool
                   Loans          Principal Balance ($)       Principal Balance
- --------------------------------------------------------------------------------
AZ                     80                 3,025,620.50                     1.54
CA                  2,966               141,643,987.92                    72.22
CO                    155                 5,889,161.19                     3.00
CT                      9                   321,667.31                     0.16
DC                      7                   142,672.00                     0.07
DE                      1                    29,640.46                     0.02
FL                    100                 3,396,632.80                     1.73
GA                     40                 1,327,679.30                     0.68
ID                     34                 1,032,579.70                     0.53
IL                     97                 3,526,954.54                     1.80
IN                      3                    94,015.12                     0.05
KS                      1                    50,000.00                     0.03
MA                    117                 4,778,251.27                     2.44
MD                     43                 1,432,883.30                     0.73
ME                      3                   106,931.70                     0.05
MI                     12                   594,671.47                     0.30
MO                      1                    10,773.82                     0.01
MT                     10                   343,321.98                     0.18
NC                     45                 1,575,571.88                     0.80
NH                      6                   224,930.47                     0.11
NJ                     39                 1,761,602.44                     0.90
NM                     15                   491,875.51                     0.25
NV                     23                   777,984.47                     0.40
NY                    117                 4,544,064.62                     2.32
OH                      1                    24,623.77                     0.01
OK                      1                    10,026.74                     0.01
OR                    109                 3,919,137.44                     2.00
PA                     34                 1,083,873.64                     0.55
RI                      8                   226,476.33                     0.12
SC                     15                   456,852.50                     0.23
TN                      1                    37,467.94                     0.02
UT                     55                 2,357,160.71                     1.20
VA                     41                 1,598,812.70                     0.82
WA                    233                 9,177,332.80                     4.68
WI                      3                    69,558.73                     0.04
WV                      1                    10,000.00                     0.01
WY                      1                    21,851.27                     0.01
- --------------------------------------------------------------------------------
Total:              4,427               196,116,648.34                   100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group I Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Occupancy Type - Mortgage Loans
- --------------------------------------------------------------------------------
                         Mortgage                                % of Pool
                          Loans      Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
Primary Home              4,411            195,527,067.81                  99.7
Investment                   15                509,580.53                  0.26
Second Home                   1                 80,000.00                  0.04
- --------------------------------------------------------------------------------
Total:                    4,427            196,116,648.34                100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Documentation - Mortgage Loans
- --------------------------------------------------------------------------------
                           Mortgage                              % of Pool
                             Loans    Principal Balance ($)   Principal Balance
- --------------------------------------------------------------------------------
Limited                       2,862         131,430,744.44                67.02
Full                          1,424          58,362,434.21                29.76
No Ratio                        134           6,055,093.44                 3.09
No Income/No Asset                6             247,575.25                 0.13
No Income Verification            1              20,801.00                 0.01
- --------------------------------------------------------------------------------
Total:                        4,427         196,116,648.34               100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          Loan Purpose - Mortgage Loans
- --------------------------------------------------------------------------------
                          Mortgage                                % of Pool
                           Loans      Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
Cash Out Refinance         3,086            140,419,376.08                 71.60
Purchase                   1,204             51,415,743.74                 26.22
Rate/Term Refinance          137              4,281,528.52                  2.18
- --------------------------------------------------------------------------------
Total:                     4,427            196,116,648.34                100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Property Type - Mortgage Loans
- --------------------------------------------------------------------------------
                           Mortgage                                 % of Pool
                            Loans     Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
Single Family                3,067          135,351,553.54                 69.02
PUD                            670           32,413,933.74                 16.53
Condo                          418           16,658,117.37                  8.49
2 Family                       123            5,854,624.48                  2.99
3 Family                        54            2,659,427.33                  1.36
4 Family                        33            1,653,414.93                  0.84
Manufactured Housing            62            1,525,576.95                  0.78
- --------------------------------------------------------------------------------
Total:                       4,427          196,116,648.34                100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

                           Group I Collateral Summary

- --------------------------------------------------------------------------------
                         Credit Scores - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                Mortgage                                        % of Pool
                     Loans      Principal Balance ($)          Principal Balance
- --------------------------------------------------------------------------------
< 600                     8               370,842.20                        0.19
600 - 619                93             3,950,462.89                        2.01
620 - 639               322            13,603,384.81                        6.94
640 - 659               614            26,665,134.68                       13.60
660 - 679               703            31,462,213.90                       16.04
680 - 699               717            32,911,642.02                       16.78
700 - 719               600            27,937,514.11                       14.25
720 - 739               495            21,272,652.33                       10.85
740 >=                  875            37,942,801.40                       19.35
- --------------------------------------------------------------------------------
Total:                4,427           196,116,648.34                      100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
                 Collateral statistics for the Initial Group II
                     NonConforming HELOC / Closed End FRMs
                         Are listed below as of 2/28/01
- --------------------------------------------------------------------------------
Total Number of Loans                              1,191

Total Outstanding Loan Balance           $106,801,182.40

HELOC % / Closed End %                    94.63% / 5.37%

Balloon % - Closed End                            64.82%

Average Drawn Amount - HELOC                  $94,278.42      $0 to $603,200.28

Average Credit Limit - HELOC                 $129,971.75     $4,700 to $650,000

WA Credit Utilization Ratio - HELOC               72.54%          0% to 127.27%

Current Overall WA Coupon                          7.53%        5.88% to 16.88%

Fully Indexed Overall WA Coupon                   10.93%

WA Coupon - Closed End                            12.53%

WA Margin                                          3.10%         0.00% to 7.88%

Life Cap - HELOC                                  18.00%

WA Months to Next Rate Adjustment                      2

WA Loan Age (months)                                   1                 0 to 7

WA Remaining Term (months)                           191             173 to 300

WA CLTV                                           76.32%      22.54% to 100.00%

WA FICO                                              703             602 to 813

WA Junior Mortgage Ratio                          31.53%        5.88% to 95.04%

Lien Position (first/second)              1.17% / 98.83%

Property Type
       Single Family                              68.34%
       PUD                                        18.17%
       Condo                                       6.02%
       2 Family                                    4.06%
       3 Family                                    1.62%
       4 Family                                    1.77%
       MH                                          0.03%

Occupancy Status

       Primary                                    78.51%
       Investment                                 18.99%
       Second Home                                 2.51%
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
                 Collateral statistics for the Initial Group II
                     NonConforming HELOC / Closed End FRMs
                                   (Continued)
- --------------------------------------------------------------------------------

Loan Documentation

       Limited                                                      79.01%
       Full                                                         19.43%
       No Ratio                                                      1.50%
       No Income/No Asset                                            0.06%

Loan Purpose

       Cash Out Refinance                                           85.30%
       Purchase                                                     13.11%
       Rate/Term Refinance                                           1.59%

Geographic Distribution

other states account individually for less than           CA        81.10%
5% of pool balance
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                            Product - Mortgage Loans
- --------------------------------------------------------------------------------
                  Mortgage                                         % of Pool
                   Loans          Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
HELOC               1,072               101,066,465.47                     94.63
Closed End            119                 5,734,716.93                      5.37
- --------------------------------------------------------------------------------
Total:              1,191               106,801,182.40                    100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                 Outstanding Principal Balances - Mortgage Loans
- --------------------------------------------------------------------------------
($)                        Mortgage                                % of Pool
                            Loans      Principal Balance ($)   Principal Balance
- --------------------------------------------------------------------------------
0                                19                       0                 0.00
0.01 - 2,500.00                  18               18,300.56                 0.02
2,500.01 - 5,000.00              16               57,113.48                 0.05
5,000.01 - 7,500.00              21              132,735.57                 0.12
7,500.01 - 10,000.00             89              868,745.29                 0.81
10,000.01 - 15,000.00           140            1,740,825.89                 1.63
15,000.01 - 20,000.00            98            1,723,034.18                 1.61
20,000.01 - 30,000.00           109            2,739,717.18                 2.57
30,000.01 - 40,000.00            94            3,248,246.43                 3.04
40,000.01 - 50,000.00            41            1,878,087.01                 1.76
50,000.01 - 60,000.00            42            2,355,766.45                 2.21
60,000.01 - 70,000.00            30            1,959,672.14                 1.83
70,000.01 - 80,000.00            31            2,350,309.11                 2.20
80,000.01 - 90,000.00            18            1,534,741.61                 1.44
90,000.01 - 100,000.00           33            3,213,784.89                 3.01
100,000.01 - 150,000.00         119           16,088,210.08                15.06
150,000.01 - 200,000.00         138           24,858,369.73                23.28
200,000.01 - 250,000.00          51           11,887,127.46                11.13
250,000.01 - 300,000.00          35            9,906,546.07                 9.28
300,000.01 - 350,000.00          14            4,626,712.64                 4.33
350,000.01 - 400,000.00          13            4,879,669.36                 4.57
400,000.01 - 450,000.00           4            1,696,034.19                 1.59
450,000.01 - 500,000.00          15            7,356,954.00                 6.89
500,000.01 - 550,000.00           2            1,077,278.80                 1.01
600,000.01 - 650,000.00           1              603,200.28                 0.56
- --------------------------------------------------------------------------------
Total:                        1,191          106,801,182.40               100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                       Current Loan Rates - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                     Mortgage                                   % of Pool
                         Loans       Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
5.501 - 6.000               511             80,253,362.33                  75.14
8.501 - 9.000                12                285,467.05                   0.27
9.001 - 9.500                40              1,693,965.85                   1.59
9.501 - 10.000               14                767,848.29                   0.72
10.001 - 10.500              14                759,018.45                   0.71
10.501 - 11.000               7                869,636.57                   0.81
11.001 - 11.500              18                973,840.17                   0.91
11.501 - 12.000              23              2,915,003.39                   2.73
12.001 - 12.500              38              2,552,542.13                   2.39
12.501 - 13.000             132              3,825,590.00                   3.58
13.001 - 13.500             192              5,302,056.76                   4.96
13.501 - 14.000             129              3,520,211.50                   3.30
14.001 - 14.500              43              2,255,540.93                   2.11
14.501 - 15.000               6                176,636.44                   0.17
15.001 - 15.500               8                375,562.54                   0.35
15.501 - 16.000               2                 97,300.00                   0.09
16.001 - 16.500               1                 92,600.00                   0.09
16.501 - 17.000               1                 85,000.00                   0.08
- --------------------------------------------------------------------------------
Total:                    1,191            106,801,182.40                 100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Original Terms - Mortgage Loans
- --------------------------------------------------------------------------------
(months)         Mortgage                                          % of Pool
                  Loans           Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
180                 1,104                96,002,279.56                     89.89
300                    87                10,798,902.84                     10.11
- --------------------------------------------------------------------------------
Total:              1,191               106,801,182.40                    100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             Months Remaining to Scheduled Maturity - Mortgage Loans
- --------------------------------------------------------------------------------
(months)        Mortgage                                           % of Pool
                  Loans          Principal Balance ($)         Principal Balance
- --------------------------------------------------------------------------------
169 - 180          1,104                96,002,279.56                      89.89
289 - 300             87                10,798,902.84                      10.11
- --------------------------------------------------------------------------------
Total:             1,191               106,801,182.40                     100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                            Loan Age - Mortgage Loans
- --------------------------------------------------------------------------------
(months)              Mortgage                                    % of Pool
                       Loans       Principal Balance ($)       Principal Balance
- --------------------------------------------------------------------------------
0                          451            38,479,353.28                    36.03
1 - 12                     740            68,321,829.12                    63.97
- --------------------------------------------------------------------------------
Total:                   1,191           106,801,182.40                   100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                  Combined Loan-to-Value Ratio - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                 Mortgage                                      % of Pool
                      Loans       Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
20.01 - 25.00              1                199,928.68                      0.19
25.01 - 30.00              3                254,572.83                      0.24
30.01 - 35.00             11              1,092,679.17                      1.02
35.01 - 40.00              8              1,544,637.23                      1.45
40.01 - 45.00             13              1,438,291.92                      1.35
45.01 - 50.00             18              2,384,119.78                      2.23
50.01 - 55.00             31              3,152,336.91                      2.95
55.01 - 60.00             38              3,689,182.19                      3.45
60.01 - 65.00             58              8,375,665.88                      7.84
65.01 - 70.00             59              8,015,604.91                      7.51
70.01 - 75.00             73             10,812,967.84                     10.12
75.01 - 80.00            207             23,455,107.87                     21.96
80.01 - 85.00             82             12,043,796.98                     11.28
85.01 - 90.00            472             20,370,193.10                     19.07
90.01 - 95.00            111              9,089,234.24                      8.51
95.01 - 100.00             6                882,862.87                      0.83
- --------------------------------------------------------------------------------
Total:                 1,191            106,801,182.40                    100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Lien Position - Mortgage Loans
- --------------------------------------------------------------------------------
                  Mortgage                                         % of Pool
                    Loans       Principal Balance ($)         Principal Balance
- --------------------------------------------------------------------------------
1st Lien                11              1,250,754.22                       1.17
2nd Lien             1,180            105,550,428.18                      98.83
- --------------------------------------------------------------------------------
Total:               1,191            106,801,182.40                     100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
               Junior Mortgage Ratio - Second Lien Mortgage Loans
- --------------------------------------------------------------------------------
(%)                 Mortgage                                       % of Pool
                      Loans       Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
5.001 - 10.000             18               594,360.83                      0.56
10.001 - 15.000           345            11,143,913.43                     10.56
15.001 - 20.000           177            12,078,858.64                     11.44
20.001 - 25.000           127            14,097,315.50                     13.36
25.001 - 30.000           111            15,268,056.62                     14.47
30.001 - 35.000           112            13,378,631.12                     12.68
35.001 - 40.000            77            10,442,224.76                      9.89
40.001 - 45.000            82            10,713,233.21                     10.15
45.001 - 50.000            43             5,978,096.83                      5.66
50.001 - 55.000            40             6,393,322.37                      6.06
55.001 - 60.000            22             2,611,589.59                      2.47
60.001 - 65.000             7             1,221,612.93                      1.16
65.001 - 70.000             9               970,636.49                      0.92
70.001 - 75.000             4               334,923.15                      0.32
75.001 - 80.000             2                18,535.24                      0.02
80.001 - 85.000             3               235,125.79                      0.22
95.001 - 100.000            1                69,991.68                      0.07
- --------------------------------------------------------------------------------
Total:                  1,180           105,550,428.18                    100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                      Credit Limits - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
($)                       Mortgage                                 % of Pool
                           Loans       Principal Balance ($)   Principal Balance
- --------------------------------------------------------------------------------
0.01 - 10,000.00                82                776,497.77                0.77
10,000.01 - 20,000.00          169              2,444,890.22                2.42
20,000.01 - 30,000.00           77              1,869,885.74                1.85
30,000.01 - 40,000.00           57              1,835,084.12                1.82
40,000.01 - 50,000.00           55              1,849,986.28                1.83
50,000.01 - 60,000.00           17                852,013.99                0.84
60,000.01 - 70,000.00           18                899,125.36                0.89
70,000.01 - 80,000.00           20              1,283,460.92                1.27
80,000.01 - 90,000.00           11                785,128.26                0.78
90,000.01 - 100,000.00          43              2,783,791.97                2.75
100,000.01 - 150,000.00        117             12,154,998.46               12.03
150,000.01 - 200,000.00        205             25,858,131.92               25.59
200,000.01 - 250,000.00         72             12,780,167.41               12.65
250,000.01 - 300,000.00         48              9,943,823.73                9.84
300,000.01 - 350,000.00         19              5,007,205.19                4.95
350,000.01 - 400,000.00         22              5,444,033.31                5.39
400,000.01 - 450,000.00          6              1,571,594.54                1.56
450,000.01 - 500,000.00         30             11,071,018.44               10.95
500,000.01 - 550,000.00          3              1,252,427.56                1.24
600,000.01 - 650,000.00          1                603,200.28                0.60
- --------------------------------------------------------------------------------
Total:                       1,072            101,066,465.47              100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              Credit Limit Utilization Rates - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
(%)                    Mortgage                                    % of Pool
                        Loans        Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
0.000 - 10.000               74                364,134.14                   0.36
10.001 - 20.000              29                806,531.74                   0.80
20.001 - 30.000              30              1,348,848.40                   1.33
30.001 - 40.000              31              2,146,854.80                   2.12
40.001 - 50.000              34              3,004,751.92                   2.97
50.001 - 60.000              42              4,233,475.11                   4.19
60.001 - 70.000              38              4,074,896.12                   4.03
70.001 - 80.000              32              5,014,250.56                   4.96
80.001 - 90.000              25              4,111,613.21                   4.07
90.001 - 100.000            736             75,943,278.35                  75.14
100.001 - 130.000             1                 17,831.12                   0.02
- --------------------------------------------------------------------------------
Total:                    1,072            101,066,465.47                 100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------
                         Margins - HELOC Mortgage Loans
- --------------------------------------------------------------------------------
(%)                      Mortgage                                  % of Pool
                           Loans      Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
0                              48             2,246,717.22                  2.22
0.001 - 0.250                   5               519,256.02                  0.51
0.251 - 0.500                  35             1,888,944.61                  1.87
0.501 - 0.750                  14             1,314,063.86                  1.30
0.751 - 1.000                  28             2,899,450.68                  2.87
1.001 - 1.250                   4               167,901.22                  0.17
1.251 - 1.500                  17             2,800,015.56                  2.77
1.501 - 1.750                  12             1,150,073.95                  1.14
1.751 - 2.000                  37             4,770,335.56                  4.72
2.001 - 2.250                  16             1,830,342.00                  1.81
2.251 - 2.500                 106            16,291,346.63                 16.12
2.501 - 2.750                  22             2,999,477.87                  2.97
2.751 - 3.000                  85            14,657,460.62                 14.50
3.001 - 3.250                  36             4,962,058.02                  4.91
3.251 - 3.500                  44             3,099,813.45                  3.07
3.501 - 3.750                 203            11,184,498.38                 11.07
3.751 - 4.000                  42             2,523,200.89                  2.50
4.001 - 4.250                 170            12,831,948.26                 12.70
4.251 - 4.500                  39             1,589,405.69                  1.57
4.501 - 4.750                  76             8,988,019.03                  8.89
4.751 - 5.000                   4               535,261.28                  0.53
5.001 - 5.250                   9               839,912.30                  0.83
5.251 - 5.500                   4               168,819.29                  0.17
5.501 - 5.750                  10               458,365.03                  0.45
5.751 - 6.000                   2                74,878.05                  0.07
6.001 - 6.250                   2                97,300.00                  0.10
6.501 - 6.750                   1                92,600.00                  0.09
7.751 - 8.000                   1                85,000.00                  0.08
- --------------------------------------------------------------------------------
Total:                      1,072           101,066,465.47                100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------
                             States - Mortgage Loans
- --------------------------------------------------------------------------------
                 Mortgage                                          % of Pool
                   Loans          Principal Balance ($)        Principal Balance
- --------------------------------------------------------------------------------
AZ                     41                   939,163.60                      0.88
CA                    711                86,610,466.08                     81.10
CO                     36                 1,008,221.58                      0.94
CT                     10                   322,694.73                      0.30
DC                      4                    71,375.00                      0.07
FL                     69                 1,634,134.15                      1.53
GA                     23                   530,260.21                      0.50
ID                      5                   116,704.79                      0.11
IL                     28                   648,218.84                      0.61
IN                      5                    96,178.42                      0.09
KS                      1                    20,754.00                      0.02
KY                      1                    15,100.00                      0.01
MA                     47                 2,244,625.55                      2.10
MD                     12                   764,046.15                      0.72
ME                      1                     8,845.19                      0.01
MI                      4                   429,958.32                      0.40
MO                      3                    30,474.73                      0.03
MS                      3                    54,300.00                      0.05
NC                      8                   483,900.41                      0.45
NE                      7                   106,000.00                      0.10
NH                      4                    96,568.32                      0.09
NJ                      7                   470,808.71                      0.44
NM                      3                    38,218.84                      0.04
NV                     14                   627,391.89                      0.59
NY                     35                 1,972,548.96                      1.85
OR                     16                   675,477.88                      0.63
PA                      7                   348,492.73                      0.33
RI                     10                   138,087.65                      0.13
SC                      5                   376,795.23                      0.35
TN                      6                    69,740.00                      0.07
UT                     20                 2,304,446.86                      2.16
VA                      7                   440,222.39                      0.41
WA                     37                 3,076,961.19                      2.88
WI                      1                    30,000.00                      0.03
- --------------------------------------------------------------------------------
Total:              1,191               106,801,182.40                    100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Property Type - Mortgage Loans
- --------------------------------------------------------------------------------
                      Mortgage                                      % of Pool
                        Loans        Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
Single Family              704             72,984,086.18                   68.34
PUD                        150             19,406,299.79                   18.17
Condo                      116              6,427,153.16                    6.02
2 Family                   105              4,340,240.40                    4.06
4 Family                    60              1,885,840.23                    1.77
3 Family                    53              1,725,462.64                    1.62
MH                           3                 32,100.00                    0.03
- --------------------------------------------------------------------------------
Total:                   1,191            106,801,182.40                  100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Occupancy Type - Mortgage Loans
- --------------------------------------------------------------------------------
                      Mortgage                                     % of Pool
                       Loans        Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
Primary Home               521             83,846,802.73                   78.51
Investment                 607             20,277,719.38                   18.99
Second Home                 63              2,676,660.29                    2.51
- --------------------------------------------------------------------------------
Total:                   1,191            106,801,182.40                  100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                         Documentation - Mortgage Loans
- --------------------------------------------------------------------------------
                         Mortgage                                 % of Pool
                           Loans     Principal Balance ($)    Principal Balance
- --------------------------------------------------------------------------------
Limited                       868           84,385,777.22                 79.01
Full                          308           20,751,316.81                 19.43
No Ratio                       13            1,604,826.60                  1.50
No Income/No Asset              2               59,261.77                  0.06
- --------------------------------------------------------------------------------
Total:                      1,191          106,801,182.40                100.00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          Loan Purpose - Mortgage Loans
- --------------------------------------------------------------------------------
                        Mortgage                                   % of Pool
                          Loans      Principal Balance ($)     Principal Balance
- --------------------------------------------------------------------------------
Cash Out Refinance           724            91,100,964.52                  85.30
Purchase                     435            13,998,793.60                  13.11
Rate/Term Refinance           32             1,701,424.28                   1.59
- --------------------------------------------------------------------------------
Total:                     1,191           106,801,182.40                 100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                          Asset Backed Securities

- --------------------------------------------------------------------------------
                           Group II Collateral Summary
- --------------------------------------------------------------------------------
                         Credit Scores - Mortgage Loans
- --------------------------------------------------------------------------------
(%)                  Mortgage                                      % of Pool
                       Loans        Principal Balance ($)      Principal Balance
- --------------------------------------------------------------------------------
< 600                       5                 119,850.00                    0.11
600 - 619                  16               2,287,070.05                    2.14
620 - 639                  48               4,803,212.52                    4.50
640 - 659                 119              11,461,892.74                   10.73
660 - 679                 187              17,693,537.07                   16.57
680 - 699                 190              16,730,185.15                   15.66
700 - 719                 185              14,665,929.65                   13.73
720 - 739                 159              13,073,199.14                   12.24
740 >=                    282              25,966,306.08                   24.31
- --------------------------------------------------------------------------------
Total:                  1,191             106,801,182.40                  100.00
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).